THIS SUPPLEMENT SUPERCEDES ALL PRIOR SUPPLEMENTS TO THE PROSPECTUSES, OTHER
                      THAN THE OCTOBER 24, 2001 SUPPLEMENT.

                             HENDERSON GLOBAL FUNDS
                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND

                     SUPPLEMENT DATED SEPTEMBER 17, 2002 TO

                       PROSPECTUSES DATED AUGUST 31, 2001
                        AS SUPPLEMENTED OCTOBER 24, 2001

     The following special incentive program will be effective as of the date hereof and is expected to continue through November 29, 2002.

     During the special incentive program, the Funds will allow investors to purchase Class A shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission. The purchase must be made within 30 days of the redemption. If shares are purchased in this manner, Fund purchases will be subject to a 1.00% contingent deferred sales charge for one year from the date of purchase. The Distributor will pay a sales commission of 1.00% of the purchase price of the Class A shares of a Fund to brokers that initiate and are responsible for such purchases of Class A shares of a Fund.

     Currently, the Distributor pays sales commissions (in addition to dealer reallowances) at the time of sale of 4.00% of the purchase price of Class B shares of a Fund and 1.00% of the purchase price of Class C shares of a Fund to brokers that initiate and are responsible for purchases of such Class B or Class C shares of a Fund, respectively. Under the special incentive program, the Distributor will pay brokers 5.00% of the purchase price of Class B shares and 2.00% of the purchase price of Class C shares. The special incentive program will not affect the public offering price of the Class B and Class C shares to investors.

The following is added to the section entitled "DESCRIPTION OF SHARE CLASSES":

     The Fund will waive the initial sales charge and initial and subsequent investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Investors may be charged a fee if they effect transactions through a broker or agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

The following is added to the section entitled "FEES AND EXPENSES SUMMARY -Performance Information":

     The performance of the Fund may be compared to the performance of various indices and investments for which performance data is available. The performance of the Fund may be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

The following replaces the last sentence of the second paragraph of the section "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES - Other Considerations - Excessive Trading Practices":

     The Fund may waive this restriction for shareholders investing through certain electronic mutual fund marketplaces. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee. The Fund does not impose a redemption fee on assets invested through wrap programs.

In the section entitled "INVESTOR SERVICES AND PROGRAMS - Purchase and Redemption Programs - Systematic Withdrawal Plan," the first sentence is revised to read:

     This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000.

In the section entitled "MANAGEMENT OF THE FUND - Investment Adviser and Subadviser," the final two sentences of the first paragraph are revised to read:

     The Adviser is an indirect, wholly-owned subsidiary of Henderson Global Investors (Holdings) plc, referred to as "Henderson plc" in this prospectus. As of June 30, 2001, the Adviser and Henderson had approximately $1.2 billion and $260 million of assets under management, respectively.

THE FOLLOWING APPLIES ONLY TO HENDERSON INTERNATIONAL OPPORTUNITIES FUND:

The second paragraph of the section "MANAGEMENT OF THE FUND - Portfolio Managers" is revised to read as follows:

     International Small Cap - Tim Stevenson, Director, European Equities (since
     1991). Mr. Stevenson joined Henderson in 1986 and was appointed Fund Manager, Europe with responsibility for overseas clients. Mr. Stevenson has over 19 years of investment industry experience and manages several funds for Henderson. Mr. Stevenson has been a member of the Fund's management team since 2002.

The final paragraph in this section is revised to read:

     The Asia Pacific sector is managed by Heather Manners and John Crawford. Heather Manners is Co-Head of the Asia Pacific specialist equity team.
     Ms. Manners has over 15 years of experience, having joined Henderson in 1986. She is a Director of Henderson (since 1993) and Head of Pacific and Emerging Markets (since 1999). Ms. Manners has been a member of the Fund's management team since its inception.

     John Crawford is Co-Head of the Asia Pacific specialist equity team (since
     2002) and has been a Fund Manager of Pacific equities since 1999.
     Mr. Crawford joined Henderson in 1996 and has over 12 years of experience. Mr. Crawford began co-managing the Asia Pacific sector in 2002.